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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

          Delaware                        000-20201              06-0967107
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)

 1924 Pearman Dairy Road Anderson, South Carolina              29625
      (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On September 25, 2006, Hampshire Group, Limited (the "Company") announced that the Company's Board of Directors (the "Board") terminated the employment of Ludwig Kuttner, Hampshire's Chief Executive Officer. Mr. Kuttner had been placed on administrative leave in connection with the previously announced investigation of the Audit Committee of the Board (the "Audit Committee").

Although the investigation is continuing, the Audit Committee's findings indicate that, among other issues still being reviewed, Mr. Kuttner submitted expense reports to the Company for approximately $1.45 million over a period of approximately 10 years, a substantial portion of which were fraudulent or not substantiated in accordance with Company policy.

The Company also announced that the Board terminated the employment of Charles Clayton, the Company's Executive Vice President and Treasurer, who had also been placed on administrative leave in connection with the Audit Committee investigation.

Michael Culang will continue to serve as the Company's interim Chief Executive Officer and Jonathan Norwood will continue to serve as the Company's interim Treasurer.

The press release announcing the termination of the employment of Mr. Kuttner and Mr. Clayton is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     Exhibit 99.1 - Press Release issued by Hampshire Group, Limited on September 25, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HAMPSHIRE GROUP, LIMITED


                                          By: /s/ Heath L. Golden
                                              ----------------------------------
                                                Name:  Heath L. Golden
                                                Title: Vice President and
                                                       General Counsel


Dated: September 26, 2006